Exhibit 99.1

Report of Independent Accountants on Applying

Agreed-Upon Procedures

World Omni Financial Corp.

250 Jim Moran Boulevard

Deerfield Beach, Florida 33442

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by World Omni Financial Corp. (the “Company,” as the engaging party), Wells Fargo Securities, LLC, BofA Securities, Inc., MUFG Securities Americas Inc., and TD Securities (USA) LLC, who are collectively referred to herein as the “Specified Parties”, solely to assist you in connection with the accuracy of certain attributes for a sample of collateral assets which may be included in the issuance of asset-backed notes by World Omni Automobile Lease Securitization Trust 2026-A (the “Transaction”). The Company (the “Responsible Party”) is responsible for the Transaction and the accuracy of the attributes of the collateral assets which may be included in the Transaction.

In an agreed-upon procedures engagement, we perform specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the intended purpose of the engagement and we report on findings based on the procedures performed. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 125 consumer automobile lease receivables (each, a “Sample Lease”), which the Specified Parties instructed us to select randomly from the Sample Lease Data Tape (defined below), and which the Company represents contains the pool of lease receivables to be sold as part of the Transaction.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017

+ 1 (646) 471 3000

www.pwc.com

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

(i)	the completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;
(ii)	the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;
(iii)	the existence of the assets or collateral securing such assets;
(iv)	the rights of any party, including the Specified Parties, the Responsible Party, or the Transaction, have to the assets or collateral securing such assets or any obligations on those assets or collateral securing such assets;
(v)	the value of collateral securing such assets; and
(vi)	the compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the prospectus or other Transaction documents that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the prospectus or other Transaction documents.

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It should be understood that we make no representations as to:

•	the interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;
•	your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;
•	the reasonableness of any of the assumptions provided by the Responsible Party; and
•	the adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire pool of lease receivables based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

The procedures performed and results thereof are as follows. The following definitions, unless otherwise indicated, have been adopted in presenting our procedures and findings:

•	The phrase “compare” refers to the comparison of one or more data elements to underlying documentation.
•	The phrase “recalculate” refers to a recalculation of one or more data elements using a prescribed methodology and the information provided.
•	The phrase “Sample Cutoff Date” refers to February 3, 2026.
I.	Data, Information, and Documents Provided

In the course of this engagement, the Company provided the following data, information and documents:

A.	An Excel, CSV, or text file (the “Sample Lease Data Tape”), which the Company represents contains a detailed listing of 40,005 automobile and light-duty truck leases and information about the related leased vehicles as of the Sample Cutoff Date.

B.	An Excel file (the “Vehicle Make/Model Mapping File”), which the Company represents contains a mapping of vehicle make and vehicle models relating to the Sample Leases.

C.	Electronic or scanned copies of the following items (collectively, the “Source Documents”) for each Sample Lease (defined below):

•	The closed end motor vehicle lease agreement, closed end dealer lease worksheet, amendment, correction notices or other related documents (the “Lease Contract”);

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•	From the Company’s lease receivables servicing system, screenshots and account summary information (the “System Screen Shots”);
•	Certificate of title, electronic record of title, application for title, electronic lien and title information or other related documents (together and as applicable, the “Title Document”); and
•	Borrower credit application (the “Credit Application”).
•	For Sample Leases #65, #68, #85, and #88, the Company provided additional screenshots showing that the most recent payment for these four Sample Leases occurred after the Sample Cutoff Date and prior to the Company providing the System Screen Shots (the “Days Past Due Screen Shots”).

II.	Procedures Performed

We performed the following agreed-upon procedures below. Our findings as a result of performing the procedures are reported in Exhibit I.

A.	For each Sample Lease, we compared the following information on the Sample Lease Data Tape to the corresponding information in the Source Documents applying the respective “Special Instructions and/or Threshold” described below and noting exceptions if the differences are greater than the threshold:

	Description	Sample Lease Data Tape Field	Source Documents	Special Instruction/Threshold
1	Lessee name	Customer Name	Lease Contract	No exception for differences that are due to abbreviation, truncation, or capitalization.
2	Billing state	STATE	Lease Contract	If the State did not agree, then use the System Screen Shots.
3	Origination state	Origination State	Lease Contract
4	Vehicle year	Collateral Year	Lease Contract
5	Vehicle make	Collateral Description	Lease Contract	Utilize Vehicle Make/Model Mapping File.

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	Description	Sample Lease Data Tape Field	Source Documents	Special Instruction/Threshold
6	Vehicle model	Collateral Description	Lease Contract	Use Vehicle Make/Model Mapping File. No exception for differences that are due to abbreviation, truncation, capitalization or style/trim variations.
7	Vehicle identification number	VIN#	Lease Contract
8	Contract date	Contract Date	Lease Contract
9	Residual value	Residual Value	Lease Contract	Threshold: $1.00
10	Original lease term	Original Term	Lease Contract
11	Adjusted capitalized cost	Recalculation	Lease Contract	Threshold: $1.00 The adjusted capitalized cost is equal to the sum of: • Original Principal Balance and • Admin Fee, both as disclosed on the Sample Lease Data Tape.
12	Monthly payment	Base Rental Payment	Lease Contract, System Screen Shots	Threshold: $1.00 Use Lease Contract, and if it did not agree, use System Screen Shots.
13	Manufacturer’s suggested retail price	MSRP	System Screen Shots	Threshold: $1.00
14	Total depreciation	Recalculation	Lease Contract

Threshold: $1.00

Total depreciation is equal to the difference of:

•         Adjusted capitalized cost minus

•         Residual Value,

both as disclosed on the Sample Lease Data Tape.

For Sample Lease #42, Total depreciation on the Lease Contract is recalculated as the difference of:

•         Adjusted capitalized cost from the correction notice minus

•         Residual Value from the lease agreement.

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	Description	Sample Lease Data Tape Field	Source Documents	Special Instruction/Threshold
15	Monthly depreciation	Recalculation	Lease Contract

Threshold: $1.00

Using the Sample Lease Data Tape, monthly depreciation is the result of dividing the:

•         Total depreciation by

•         Original Term.

Using the Lease Contract, monthly depreciation is the result of dividing the:

•         Total depreciation by

•         Original lease term.

16	Maturity date	Maturity Date	Lease Contract, System Screen Shots

Maturity Date equals:

•         Number of months represented by the sum of original lease term (months) and lease extension (months), plus

•         Original first payment date (subject to additional instruction(s) below),

where original lease term (months) and original first payment date is from the Lease Contract; and lease extension (months) is from the System Screen Shots.

For the purpose of this procedure, the Company instructed us to note agreement if the maturity date value, as shown on the Sample Lease Data Tape, is the 1st or 2nd of the month following a maturity date that falls on the 29th, 30th or 31st day of the month or on the 28th day of February.

17	FICO Score	APP Bureau Score or Coapp Bureau Score	System Screen Shots

If APP Bureau Score value is greater than “0”, use the APP Bureau Score; otherwise use the Coapp Bureau Score.

Use the “Customer” FICO field on the System Screen Shots for “App Bureau Score”; and use the “Co-1” FICO field on the System Screen Shots for the “Coapp Bureau Score”.

This procedure does not apply if APP Bureau Score and Coapp Bureau Score are both zero.

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	Description	Sample Lease Data Tape Field	Source Documents	Special Instruction/Threshold
18	Reporting period scheduled payment amount	Recalculation	Lease Contract, System Screen Shots

Threshold: $1.00

Using the Sample Lease Data Tape, the reporting period scheduled payment amount is equal to the sum of:

•         Base Rental Payment and

•         Sales Tax.

Using the Lease Contract, the reporting period scheduled payment amount is equal to the sum of:

•         Base Monthly Payment and

•         Monthly sales/use tax.

If Reporting period scheduled payment amount did not agree to the Sample Lease Data Tape, then recalculate as the sum of:

•         Base Monthly Payment from the Lease Contract, and

•         Monthly sales/use tax from the System Screen Shots.

19	Original first payment date	First Payment Due Date	Lease Contract

For Sample Leases with original first payment dates in February, the Company instructed us to add two days to the original first payment date as shown in the Lease Contract.

For the purpose of this procedure, the Company instructed us to note agreement if the original first payment date value, as shown on the Sample Lease Data Tape, is the 1st or 2nd of the month following an original first payment date that falls on the 29th, 30th or 31st day of the month or on the 28th day of February, as shown in the Lease Contract or as recalculated (as applicable).

20	Lease extension (months)	Months Extended	System Screen Shots

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	Description	Sample Lease Data Tape Field	Source Documents	Special Instruction/Threshold
21	Days Past Due	Days Past Due	System Screen Shots

Days Past Due is equal to:

•         Sample Cutoff Date less

•         Next Due Dte as shown in the System Screen Shots.

If the resulting calculation is negative, then Days Past Due is zero.

For Sample Leases #65, #68, #85, and #88, Days Past Due is equal to:

•         Sample Cutoff Date less

•         Next Payment Due Date as shown in the Sample Lease Data Tape.

B.	For each Sample Lease, we observed that the Lease Contract is labeled as a “closed-end lease”.

C.	For each Sample Lease, we observed that the Lease Contract is originated by a dealer located in Alabama, Florida, Georgia, North Carolina or South Carolina.

D.	For each Sample Lease, we observed the presence of a signature or electronic signature on the Lease Contract in the “Lessee signature” section. We did not validate, confirm or review the signature for authenticity.

E.	For each Sample Lease, we observed the presence of a signature or electronic signature on the Lease Contract in the “Co-lessee signature” section if the “CoApp Indicator” had a value of “Y,” as shown in the Sample Lease Data Tape. We did not validate, confirm or review the signature for authenticity.

F.	For each Sample Lease, we observed that “AL Holding Corp.” (or an acceptable variation), is the lienholder or owner on the Title Document; or the lienholder assigned the vehicle securing the Sample Lease to “AL Holding Corp.” (or an acceptable variation) on the Title Document.

G.	For each Sample Lease, we observed the existence of a Credit Application.

***

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This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an audit or an examination engagement, the objective of which would be the expression of an opinion, or a review engagement, the objective of which would be the expression of a conclusion, on the accuracy of certain collateral assets which may be included in the Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

In performing this engagement, we are required to be independent of the Responsible Party and to meet our ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the appropriateness of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

i)	rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk; and
ii)	acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

March 5, 2026

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Exhibit I

No exceptions were identified.

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